Exhibit 99.2

KELRON CORPORATE SERVICES INC. AND

KELRON DISTRIBUTION SYSTEMS (CLEVELAND) LLC

COMBINED FINANCIAL STATEMENTS

MARCH 31, 2012

INDEPENDENT AUDITORS’ REPORT

To the Shareholders of

Kelron Corporate Services Inc. and Kelron Distribution Systems (Cleveland) LLC

We have audited the accompanying combined financial statements of Kelron Corporate Services Inc. and Kelron Distribution Systems (Cleveland) LLC which comprise the combined balance sheet as at March 31, 2012, March 31, 2011 and April 1, 2010 and the combined statement of operations, statement of retained earnings and statement of cash flows for the years ended March 31, 2012 and March 31, 2011, and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with Canadian accounting standards for private enterprises, and for such internal control as management determines is necessary to enable the preparation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements present fairly, in all material respects, the financial position of Kelron Corporate Services Inc. and Kelron Distribution Systems (Cleveland) LLC as at March 31, 2012, March 31, 2011 and April 1, 2010 and their combined operations and cash flows for the years ended March 31, 2012 and March 31, 2011 in accordance with Canadian accounting standards for private enterprises.

Toronto, Ontario	Chartered Accountants
September 17, 2012	Licensed Public Accountants

KELRON CORPORATE SERVICES INC. AND KELRON DISTRIBUTION SYSTEMS (CLEVELAND) LLC

(Incorporated Under the Laws of Ontario)	(Formed Under the Laws of Delaware)

COMBINED BALANCE SHEET

	AS AT MARCH 31, 2012
	March 31, 2012	March 31, 2011	April 1, 2010

		(note 2)	(note 2)
A S S E T S
CURRENT
Cash	$80,597	$1,653,176	$1,902,640
Accounts receivable (note 4)	9,719,145	10,447,986	8,809,751
Prepaid expenses	113,314	147,389	151,543

	9,913,056	12,248,551	10,863,934

OTHER
Property and equipment (note 5)	662,865	526,095	681,053
Future income taxes (note 11)	—	208,683	41,330
Due from related parties (note 6)	274,595	464,830	297,556
Investment in life insurance	2,683,662	1,772,018	1,360,121
Goodwill	1,050,000	1,050,000	1,050,000

	4,671,122	4,021,626	3,430,060

TOTAL ASSETS	$14,584,178	$16,270,177	$14,293,994

L I A B I L I T I E S
CURRENT
Bank indebtedness (note 7)	$2,975,565	$1,245,000	$—
Accounts payable and accrued liabilities	8,142,203	9,763,980	7,726,621
Income taxes payable	643,602	924,972	1,251,163
Accrued bonus payable	—	28,314	121,022
Government remittances payable	96,568	269,758	114,051
Current portion of obligations under capital leases	—	—	24,512

	11,857,938	12,232,024	9,237,369

LONG-TERM
Due to related parties (note 6)	3,309,909	1,041,171	963,890
Lease inducements	—	—	33,166

	3,309,909	1,041,171	997,056

TOTAL LIABILITIES	15,167,847	13,273,195	10,234,425

LEASE COMMITMENTS (note 8)

S H A R E H O L D E R S’ E Q U I T Y
STATED CAPITAL (note 9)	1,300	1,300	300

RETAINED EARNINGS - statement 2	2,204	3,157,795	4,087,318

TOTAL SHAREHOLDERS’ EQUITY	3,504	3,159,095	4,087,618

NON-CONTROLLING INTEREST	(587,173)	(162,113)	(28,049)

	$14,584,178	$16,270,177	$14,293,994

STATEMENT 1 See accompanying notes to financial statements.

KELRON CORPORATE SERVICES INC. AND KELRON DISTRIBUTION SYSTEMS (CLEVELAND) LLC

COMBINED STATEMENT OF RETAINED EARNINGS

FOR THE YEAR ENDED MARCH 31, 2012

	2012	2011
		(note 2)
Balance, beginning of the year	$3,157,795	$4,087,318
Net loss for the year attributable to shareholders of the Group - statement 3	(855,591)	(129,523)
Dividends paid on common shares of Kelron Corporate Services Inc.	(2,300,000)	(800,000)

Balance, end of the year	$2,204	$3,157,795

STATEMENT 2 See accompanying notes to financial statements.

KELRON CORPORATE SERVICES INC. AND KELRON DISTRIBUTION SYSTEMS (CLEVELAND) LLC

COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2012

	2012	2011
		(note 2)
SALES	$100,358,234	$95,050,995

COST OF SALES	88,493,452	83,162,436

GROSS PROFIT	11,864,782	11,888,559

EXPENSES
Salaries	9,014,405	8,141,942
Consulting fees	725,117	682,611
Occupancy costs	657,753	590,904
Auto and travel	400,501	476,388
Telephone	338,330	313,986
General and administrative	333,983	275,824
Amortization	245,914	267,105
Commissions	235,281	319,133
Interest and bank charges	232,180	119,045
Insurance	206,615	139,311
Professional fees	189,185	292,992
Advertising and promotion	162,026	224,555
Bad debts	145,707	108,357
Dues and subscriptions	92,401	62,693
Meals and entertainment	91,504	112,015
Repairs and maintenance	60,229	72,383
Training and seminars	43,738	66,574

	13,174,869	12,265,818

NET OPERATING LOSS	(1,310,087)	(377,259)

GAIN (LOSS) ON FOREIGN CURRENCY TRANSLATION	111,470	(42,819)

LOSS BEFORE INCOME TAXES	(1,198,617)	(420,078)

PROVISION FOR (RECOVERY OF) INCOME TAXES
Current	(126,649)	10,862
Future	208,683	(167,353)

	82,034	(156,491)

NET LOSS	$(1,280,651)	$(263,587)

ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$(425,060)	$(134,064)

ATTRIBUTABLE TO SHAREHOLDERS OF THE GROUP	(855,591)	(129,523)

NET LOSS	$(1,280,651)	$(263,587)

STATEMENT 3 See accompanying notes to financial statements.

KELRON CORPORATE SERVICES INC. AND KELRON DISTRIBUTION SYSTEMS (CLEVELAND) LLC

COMBINED CASH FLOW STATEMENT

FOR THE YEAR ENDED MARCH 31, 2012

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the year attributable to shareholders of the Group	$(855,591)	$(129,523)
Items not requiring an outlay (providing an inflow) of cash:
Amortization	245,914	267,105
Non-controlling interest	(425,060)	(134,064)
Future income taxes	208,683	(167,353)
Amortization of deferred lease inducement	—	(33,166)
Net changes in non-cash working capital items related to operations:
Accounts receivable	728,841	(1,638,235)
Prepaid expenses	34,075	4,154
Accounts payable and accrued liabilities	(1,650,091)	1,944,561
Government remittances payable	(173,190)	155,707
Income taxes	(281,370)	(326,191)

	(2,167,789)	(57,005)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in bank indebtedness	1,730,565	1,245,000
Repayment of obligations under capital leases	—	(24,512)
Decrease (increase) in due from related parties	190,235	(167,274)
Proceeds from issuance of member’s contribution	—	1,000
Advances from related parties	2,268,738	77,281
Dividends paid on common shares	(2,300,000)	(800,000)

	1,889,538	331,495

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment	(382,684)	(112,057)
Investment in life insurance	(911,644)	(411,897)

	(1,294,328)	(523,954)

NET DECREASE IN CASH FOR THE YEAR	(1,572,579)	(249,464)

CASH, BEGINNING OF THE YEAR	1,653,176	1,902,640

CASH, END OF THE YEAR	$80,597	$1,653,176

STATEMENT 4 See accompanying notes to financial statements.

KELRON CORPORATE SERVICES INC. AND KELRON DISTRIBUTION SYSTEMS (CLEVELAND) LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2012

1.	BASIS OF PRESENTATION

(a)	Operations -

Kelron Corporate Services Inc. (“KCSI”) and and Kelron Distribution Systems (Cleveland) LLC (“KCVL”) are non-asset based third party logistics organizations engaged in on-demand transportation brokerage and transportation management throughout North America.

(b)	Combination -

These combined financial statements include the accounts of KCSI and KCVL (together, the “Group”).

KCSI and KCVL are under common control. All inter-group transactions and balances have been eliminated.

The accounts of KCSI include the entity and its subsidiaries as follows:

Percentage ownership
Kelron Distribution Systems Inc.	100%
Kelron Transportation Management Inc.	100%
Kelron Distribution Ontario Limited	100%
Kelron Distribution (Vancouver) Ltd.	90%
Kelron Montreal Inc.	55%
Kelron Montreal (TCL) Inc.	37%

Kelron Montreal Inc. owns 68% of Kelron Montreal (TCL) Inc.

North American Distribution Logistics Inc., a wholly owned subsidiary of KCSI, has not been included in these combined financial statements as its assets and liabilities are not material.

The balances as at March 31, 2012, 2011 and April 1, 2010 and the financial results for the twelve months ended March 31, 2012, and 2011 of KCSI, which has a different year end, have been included in the combined financial statements.

The balances as at March 31, 2012 and 2011 and the financial results for the period from incorporation August 1, 2010 to March 31, 2011 and the twelve months ended March 31, 2012 of KCVL, which has a different year end, have been included in the combined financial statements.

2.	ADOPTION OF NEW ACCOUNTING FRAMEWORK

During the year ended March 31, 2012, the Group adopted the new accounting standards for private enterprises (“ASPE”) adopted by the Canadian Institute of Chartered Accountants (“CICA”). In accordance with Section 1500 of the CICA Handbook - Part II, “First Time Adoption”, the date of transition to the new standards is April 1, 2010, and the Group has prepared and presented an opening balance sheet at the date of transition to the new standards. The opening balance sheet is the starting point for the Group’s accounting under the new standards. In its opening balance sheet, under the recommendations of Section 1500, the Group:

(a)	recognized all assets and liabilities whose recognition is required by the new standards;

(b)	did not recognize items as assets or liabilities if the new standards do not permit such recognition;

(c)	reclassified items that it recognized previously as one type of asset, liability or component of equity, but are recognized as a different type of asset, liability or component of equity under the new standards; and

(d)	applied the new standards in measuring all recognized assets and liabilities.

In accordance with the requirements of Section 1500, the accounting policies set out in note 3 have been consistently applied to all years presented and adjustments resulting from the adoption of the new standards have been applied retrospectively excluding cases where optional exemptions available under Section 1500 have been applied. On adoption of the new standards, the Group has elected to use the following optional exemptions available under Section 1500:

(a)	Business combinations -

The Group has used one of the exemptions in Section 1500 and has elected not to apply retrospectively Section 1582, “Business Combinations”, to business combinations that occurred prior to April 1, 2010.

(b)	Related party transactions -

The Group has used one of the exemptions provided in Section 1500 and has elected not to restate assets or liabilities related to transactions with related parties when the transaction occurred prior to April 1, 2010.

In preparing its opening ASPE balance sheet, the Group assessed that there were no material differences between the amounts reported on March 31, 2010 under Canadian generally accepted accounting principles (“GAAP”) and on April 1, 2010 upon transition to ASPE. As such, no reconciliation between its financial statements under GAAP and ASPE is presented in this note.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	General -

The Group’s accounting policies are in accordance with ASPE and are applied consistently.

(b)	Property and equipment -

Property and equipment are stated at cost less accumulated amortization. Amortization is provided as follows:

Computer equipment	- Straight-line over two years;
Machinery	- 20% per annum on the declining balance;
Furniture and fixtures	- 20% per annum on the declining balance;
Computer software	- Straight-line over two years;
Leasehold improvements	- Straight-line over five years;
Automobiles	- 30% per annum on the declining balance.

One half of the above rates is applied in the year of acquisition.

As per Section 3063 of the CICA Handbook - Part II, “Impairment of long-lived assets”, the Group tests for impairment loss of long-lived assets whenever events or changes in circumstances occur, which may cause their carrying value to exceed the total undiscounted cash flows expected from their use and eventual disposition. An impairment loss, if any, is determined as the excess of carrying value of the asset over its fair value and, if identified, is to be recognized as an expense in the impairment period. In the current year no events or circumstances occurred that warranted testing for impairment.

(c)	Goodwill -

Goodwill represents the purchase price of business acquisitions over fair value of identifiable net assets acquired in such acquisitions. Goodwill is allocated as at the date of the business combination. Goodwill is not amortized, but is tested for impairment annually, or more frequently if events or changes in circumstances indicated the asset might be impaired.

(d)	Revenue recognition -

Freight forwarding revenue is recognized when persuasive evidence of an arrangement exists, freight has been delivered, the price to the buyer is fixed or determinable and collectability is reasonably assured. Transportation management is recognized when services are rendered.

(e)	Income taxes -

The liability method of tax allocation is used to account for income taxes. Under this method, future income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the substantively enacted tax rates and laws that will be in effect when the differences are expected to be reversed. In assessing the realizability of future income tax assets, management considers whether it is more likely than not that some portion or all of the future income tax assets will be realized. The ultimate realization of future income tax assets is dependent upon the generation of future taxable income and/or tax planning strategies.

(f)	Foreign currency translation -

A portion of the Group’s transactions are denominated in US dollars. Monetary assets and liabilities are translated at the rate of exchange in effect at the balance sheet date. Other assets are translated at their historic rates. Revenue and expense items are translated into US dollars at average rates of exchange, which approximate the rates in effect on the dates on which such items are recognized in income during the period.

(g)	Measurement uncertainty -

The preparation of financial statements in conformity with ASPE requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements, and the reported amount of revenue and expenses during the reported period. Actual results may vary from the current estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reported in earnings in the period in which such adjustments become known. Significant estimates in these financial statements include the useful lives of equipment, allowance for doubtful accounts, and the assessment of realization of future income tax balances.

(h)	Leases -

Leases are classified as either capital or operating leases. Leases which transfer substantially all the benefits and risks of ownership of the property to the Group are accounted for as capital leases. Capital lease obligations reflect the present value of future minimum lease payments, discounted at the appropriate interest rate. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred.

(i)	Foreign currency forward contracts -

The Group utilizes foreign currency forward contracts to hedge its exposure to fluctuations in foreign currency exchange rates. These foreign currency forward contracts are speculative in nature and are measured at fair value with gains and losses recognized into income at the reporting date.

(j)	Investment in life insurance -

The Group records and measures its life insurance policy at its cash surrender value.

4.	ACCOUNTS RECEIVABLE

	March 31, 2012	March 31, 2011	April 1, 2010
Trade receivables	$10,224,985	$10,802,855	$9,269,803
Allowance for doubtful accounts	(505,840)	(354,869)	(460,052)

	$9,719,145	$10,447,986	$8,809,751

5.	PROPERTY AND EQUIPMENT

Property and equipment are comprised as follows:

	March 31, 2012			March 31, 2011	April 1, 2010
	Cost	Accumulated amortization	Net book value	Net book value	Net book Value
Computer equipment	$1,632,643	$1,371,176	$261,467	$201,948	262,965
Machinery	473,382	291,706	181,676	113,459	117,460
Furniture and fixtures	362,974	261,141	101,833	124,086	106,740
Computer software	656,783	592,759	64,024	14,125	102,119
Leasehold improvements	505,983	461,564	44,419	60,670	77,010
Automobiles	17,658	8,212	9,446	11,807	14,759

	$3,649,423	$2,986,558	$662,865	$526,095	681,053

At April 1, 2010, the Group had net book value of $17,674 in furniture and fixtures, and $15,925 in machinery, under capital lease.

6.	RELATED PARTY TRANSACTIONS

During the year the Group entered into transactions with related parties. The following are balances and transactions with related parties included in these combined financial statements:

	March 31, 2012	March 31, 2011	April 1, 2010
Balances at:
Loan receivable from 1272387 Ontario Inc. (a)	$—	$95,059	$65,261
Loan receivable from North American Distribution Logistics Inc. (b)	274,425	369,606	232,122
Loan receivable from Kelron Distribution System (Washington) Inc. (b)	170	165	173

	$274,595	$464,830	$297,556

Loan payable to 1272387 Ontario Inc. (a)	$1,190,296	$—	$—
Loan payable to Kelron Distribution Systems (Chicago) Inc. (b)	195,607	206,134	213,263
Loan payable to Kelron Distribution (Midwest) Inc. (b)	50,672	49,287	51,509
Loan payable to Kelron Nevada (b)	46,022	44,764	46,782
Loan payable to 1117617 Ontario Inc. (c)	272,000	272,000	272,000
Loan payable to 1117618 Ontario Inc. (c)	272,000	272,000	272,000
Loan payable to 1272393 Ontario Inc. (a)	1,186,610	100,284	11,634
Loan payable to EKOS Technology Services Inc. (b)	96,702	96,702	96,702

	$3,309,909	$1,041,171	$963,890

Transaction for the year:		2012	2011
Management fee expense incurred with North American Distribution Logistics Inc.		$84,455	$60,000

(a)	A 50% shareholder of KCSI. The amounts are non-interest bearing, have no specific terms of repayment. The amounts due to these related parties are secured by a general security agreement.
(b)	A company under common control. These amounts are non-interest bearing and have no fixed terms of repayment or security.
(c)	A company under common control. The amounts are non-interest bearing, have no specific terms of repayment. The amounts due to these related parties are secured by a general security agreement.

The above transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

7.	BANK INDEBTEDNESS

KCSI has a revolving line of credit with Royal Bank of Canada (“RBC”) of $5,000,000 of which $2,975,565 (March 31, 2011 - $1,245,000; April 1, 2010 - $0) is outstanding. The outstanding line of credit balance is due on demand and bears interest at RBC’s prime lending rate plus 0.60% per annum. The line of credit is secured by a general security agreement creating a first priority security interest in all present and after acquired property of KCSI. The carrying value of the security is $12,081,590.

8.	LEASE COMMITMENTS

The Group is committed to various operating leases for premises as follows:

For the year ending March 31, 2013	$830,792
2014	588,294
2015	206,360
2016	214,230
2017	218,964
Thereafter	405,209

$2,463,849

These annual payments include payments for leased premises that have been subleased to a third party. The sublessee makes monthly payments of $2,010 to KCSI and the sublease ends on October 30, 2013.

As well, the Group is committed to pay its share of operating costs on the premises.

9.	SHARE CAPITAL

KCSI has an unlimited number of authorized common shares, of which 22 are issued and outstanding for $300.

KCVL is a single-member limited liability company classified as a disregarded entity and therefore has no units issued. The sole member’s contribution is $1,000.

10.	SUPPLEMENTAL CASH FLOW INFORMATION

	2012	2011
Interest paid during the year	$81,304	$19,150
Income taxes paid during the year	$154,721	$208,308

11.	INCOME TAXES

Future income tax asset consists of the following temporary differences:

	March 31, 2012	March 31, 2011	April 1, 2010
Property and equipment	$(10,379)	$(15,797)	$(3,478)
Lease inducements	—	—	10,613
Non-capital loss carry forwards	584,386	224,480	34,195

	574,007	208,683	41,330
Less: Valuation allowance	(574,007)	—	—

	$—	$208,683	$41,330

The Group has net operating loss carry forwards available to be applied against future years’ income. Due to the losses from operations and expected future operating results, it is not more likely than not that the future tax asset resulting from the tax losses available for carry forward will be realized through the reduction of future income tax payments, accordingly, a 100% valuation allowance has been recorded for future tax assets and current income taxes as of March 31, 2012.

These loss carry forwards expire as follows:

In the year ending March 31, 2014	$2,657
2015	2,617
2026	450
2027	78
2028	761
2029	5,218
2030	175,385
2031	621,648
2032	1,401,505

$2,210,319

12.	FINANCIAL INSTRUMENTS

The Group’s financial instruments consist of cash, accounts receivable, investment in life insurance, accounts payable and accrued liabilities, government remittances payable, amounts due from and due to related parties, and accrued bonus payable.

The Group is subject to interest rate risk on its fluctuating rate debt. The Group does not use derivative financial instruments to mitigate its exposure to interest rate risk.

The Group is subject to credit risk through it accounts receivable, investment in life insurance, and amounts due from related parties. The Group, in the normal course of operations monitors the financial condition of its customers. The Group establishes an allowance for doubtful accounts that corresponds to the specific credit risk of its customers, historical trends and economic conditions.

Approximately 64% (March 31, 2011 - 60%, April 1, 2010 - 59%) of accounts receivable and 44% (March 31, 2011 - 44%, April 1, 2010 - 41%) of accounts payable are subject to foreign exchange risk as they are denominated in US dollars. The Group manages its foreign exchange rate risk on its operating results through the use of forward contracts.

As at March 31, 2012, the Canadian dollar amounts to be received under foreign currency forward contracts totaled $3,524,710. The average contractual exchange rate was 1.00 and the settlement dates of the outstanding contracts were less than one year. The exchange rate as at year end was 0.99. The fair value of these contracts was a $33,460 gain at March 31, 2012, and was added to sales in the determination of profit (loss). The unrealized gain has been included in accounts receivable on the balance sheet.

Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due or at reasonable cost. The Group manages liquidity risk primarily by maintaining sufficient unused capacity within its credit facilities. The unused capacity at March 31, 2012 was approximately $2,024,000.

13.	CANADIAN AND UNITED STATES ACCOUNTING POLICY DIFFERENCES

The combined financial statements have been prepared in accordance with ASPE (“Canadian GAAP”). Material variations in the accounting principles, practices and methods used in preparing these combined financial statements from the principles, practices and methods accepted by United States of America generally accepted accounting principles (“US GAAP”) are described and quantified below:

The impact of US GAAP on the combined balance sheet is as follows:

	March 31, 2012	March 31, 2011	April 1, 2010
Total liabilities under Canadian GAAP	$15,167,847	$13,273,195	$10,234,425
Add: Other long-term liabilities - uncertain tax position (a) (b)	1,004,143	1,202,592	870,017

Total liabilities under US GAAP	$16,171,990	$14,475,787	$11,104,442

Shareholders’ equity under Canadian GAAP	$3,504	$3,159,095	$4,087,618
Add: uncertain tax positions (a) (b)	(1,004,143)	(1,202,592)	(870,017)

Shareholders’ equity under US GAAP	$(1,000,639)	$1,956,503	$3,217,601

The impact of US GAAP on the combined statement of operations is as follows:

	2012	2011	2010
Net Earnings (loss) under Canadian GAAP	$(1,280,651)	$(263,587)	$789,870
Add: uncertain tax positions (a) (b)	198,449	(332,575)	(275,777)

Net earnings (loss) under US GAAP	$(1,082,202)	$(596,162)	$514,093

There were no material differences in the presentation of the cash flow statement under US GAAP.

(a)	Accounting for uncertainty in income taxes

For the purposes of US GAAP, the Group applies Accounting Standards Codification 740 “Income Taxes” (“ASC 740”). This standard prescribes a recognition and measurement model for the accounting of uncertain tax positions and clarifies the accounting for income taxes by prescribing a minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. The standard also provides guidance on de-recognition of tax benefits, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition.

An income tax position is recognized when it is more likely than not that it will be sustained upon examination based on its technical merits, and is measured as the largest amount that is greater than 50% likely of being realized upon ultimate settlement. Under Canadian GAAP, the Group recognizes and measures income tax positions based on the best estimate of the amount that is more likely than not of being realized.

Under ASC 740, uncertain tax positions for which the timing of their resolution is not expected in the current year should be recognized as long-term liabilities.

(b)	The Group files tax returns in Canada, with the exception of KCVL. Generally, the years 2009 to 2012 remain subject to examination by tax authorities.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits, inclusive of interest and penalties, is as follows:

	March 31, 2012	March 31, 2011	April 1, 2010
Opening balance	$1,202,592	$870,017	$594,240
Additions based on tax positions related to the current year	240,634	222,898	175,525
Additions/(reductions) based on tax positions of the prior years	(439,083)	109,677	100,252

Ending balance	$1,004,143	$1,202,592	$870,017

14.	SUBSEQUENT EVENTS

(a)	On August 3, 2012, XPO Logistics Canada Inc. purchased 100% of the issued and outstanding shares of KCSI (excluding those of North American Distribution Logistics Inc.) and the assets of KCVL for cash consideration of $8,000,000.

(b)	On August 7, 2012, the Group repaid the outstanding amount of bank indebtedness.